Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10 — INCOME TAXES

As of December 31, 2014, the Company has net operating loss carryforwards of approximately $9.7 million available to reduce future taxable income, if any, for Federal and state income tax purposes. The U.S. federal and state net operating loss carryforwards will begin to expire in 2028.

As of December 31, 2014, the Company has research and development credit carryforwards of approximately $200,000 available to reduce future taxable income, if any, for Federal and state income tax purposes. The Federal credit carryforwards begin to expire in 2028. California credits have no expiration date.

Under the Internal Revenue Code (“IRC”) Sections 382 and 383, annual use of the Company’s net operating loss and research tax credit carryforwards to offset taxable income may be limited based on cumulative changes in ownership. The Company has not completed an analysis to determine whether any such limitations have been triggered as of December 31, 2014. The Company has no income tax affect due to the recognition of a full valuation allowance on the expected tax benefits of future loss carry forwards based on uncertainty surrounding realization of such assets.

A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

	December 31,
	2014	2013
Statutory U.S. federal rate	34.0%	34.0%
State income tax, net of federal benefit	3.9%	3.9%
Meals & entertainment	(0.3)%	(0.4)%
Others	(0.5)%	(2.8)%
Forward sale of preferred stock	(2.3)%	0.0%
Non-cash interest on conversion	(2.8)%	0.0%
Valuation allowance	(32.0)%	(34.7)%
Provision for income taxes	0.0%	0.0%

The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

	As of December 31,
	2014	2013
Deferred tax assets:
Net operating loss carry forwards	$3,675,012	$3,306,227
Patent costs	318,652	243,722
Capitalized interest	85,568	8,518
Accrued vacation	10,237	6,192
Research and development credit	200,482	73,484
Stock based compensation	383,381	115,314
Other	4,460	4,828
Gross deferred tax assets	4,677,792	3,758,285
Valuation allowance	(4,677,792)	(3,758,285)
Net deferred tax assets	$—	$—

In 2009 the Company adopted the accounting guidance for uncertainty in income taxes pursuant to ASC 740-10. The adoption of this guidance did not have a material impact on the Company’s financial statements. The Company did not record any accruals for income tax accounting uncertainties for the year ended December 31, 2014 and 2013, respectively.

The Company’s policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax expense. The Company did not accrue either interest or penalties from inception through December 31, 2014.

The Company does not have any unrecognized tax benefits that will significantly decrease or increase within 12 months of December 31, 2014.

The Company’s major tax jurisdictions are the United States and California. All of the Company’s tax years will remain open three and four years for examination by the Federal and state tax authorities, respectively, from the date of utilization of the net operating loss. The Company does not have any tax audits pending.